Exhibit 13.4

CERTIFICATION
In connection with the annual report on Form 20-F of Murano Global Investments PLC (the “Company”) for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 31, 2024
/s/ Elias Sacal Cababie
Elias Sacal Cababie
Chief Executive Officer
/s/ David Galan
David Galan
Chief Financial Officer